Exhibit 99.3 Supplemental information







                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Quarter Ended June 30, 2003

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Quarter Ended June 30, 2003


                           Consolidated Balance Sheets
           (Preliminary and unaudited, in thousands, except share data)

                                                                  June 30,      December 31,
                                                                    2003           2002
                                                                -------------   ------------
 ASSETS
 REAL ESTATE ASSETS:
    Land                                                        $    584,175    $    570,818
    Buildings and improvements                                     3,513,308       3,394,787
                                                                -------------   ------------
                                                                   4,097,483       3,965,605
    Less: Accumulated depreciation                                  (483,228)       (434,840)
                                                                -------------   ------------
                                                                   3,614,255       3,530,765
    Developments in progress                                         107,278          80,720
                                                                -------------   ------------
      Net investment in real estate                                3,721,533       3,611,485
 CASH, RESTRICTED CASH AND CASH EQUIVALENTS                           25,750          13,355
 RECEIVABLES:
    Tenant, net of allowance                                          41,252          37,994
    Other                                                              3,193           3,692
 MORTGAGE NOTES RECEIVABLE                                            22,070          23,074
 INVESTMENT IN UNCONSOLIDATED AFFILIATES                              72,556          68,232
 OTHER ASSETS                                                         63,353          37,282
                                                                -------------   ------------
                                                                $  3,949,707    $  3,795,114
                                                                =============   ============
LIABILITIES AND SHAREHOLDERS' EQUITY
 MORTGAGE AND OTHER NOTES PAYABLE                                  2,540,914       2,402,079
 ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                            148,251         151,332
                                                                -------------   ------------
      Total liabilities                                            2,689,165       2,553,411
                                                                -------------   ------------
 COMMITMENTS AND CONTINGENCIES
 MINORITY INTERESTS                                                  505,088         500,513
                                                                -------------   ------------
 SHAREHOLDERS' EQUITY:
 Preferred Stock, $.01 par value,                                         47              47
 Common Stock, $.01 par value                                            301             298
 Additional paid-in capital                                          775,587         765,686
 Other comprehensive loss                                               (626)         (2,397)
 Deferred compensation                                                (1,808)              -
 Accumulated deficit                                                 (18,047)        (22,444)
                                                                -------------   ------------
 Total shareholders' equity                                          755,454         741,190
                                                                -------------   ------------
                                                                $  3,949,707    $  3,795,114
                                                                =============   ============

     The balance sheet above is preliminary as of the date of this report. Please refer the Company's filing on Form 10-Q when filed for a complete balance sheet as of June 30, 2003

                   CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Quarter Ended June 30, 2003

EBITDA to Interest Coverage Ratio
(Dollars in thousands)

                                                                            Three Months Ended
                                                                                 June 30,
                                                                    ------------------------------------
                                                                          2003               2002
                                                                    -----------------  -----------------
EBITDA:
Consolidated net income available to common shareholders            $        21,022    $        18,911

Adjustments:
Depreciation and amortization                                                27,690             23,646
Depreciation and amortization from unconsolidated affiliates                  1,123                848
Depreciation and amortization from discontinued operations                        -                214
Minority investors' share of depreciation and amortization in
   shopping center properties                                                  (275)              (302)
Interest expense                                                             38,363             34,050
Interest expense from unconsolidated affiliates                               1,923              2,911
Interest expense from discontinued operations                                     -                 13
Minority investors' share of interest expense in
   shopping center properties                                                  (363)              (445)
Loss on extinguishment of debt                                                  167              1,240
Income taxes                                                                  1,046                391
Minority interest in earnings - Operating Partnership                        17,979             16,335
Gain on discontinued operations                                                   -               (164)
Preferred dividends                                                           3,692              2,010
                                                                    -----------------  -----------------
Company's share of total EBITDA                                     $       112,367    $        99,658
                                                                    =================  =================


Interest Expense:
Interest expense                                                    $        38,363    $        34,050
Interest expense from discontinued operations                                     -                 13
Interest expense from unconsolidated affiliates                               1,923              2,911
Minority investors' share of interest expense in
   shopping center properties                                                  (363)              (445)
                                                                    -----------------  -----------------
Company's share of total interest expense                           $        39,923    $        36,529
                                                                    =================  =================

EBITDA to interest coverage ratio                                              2.81               2.73
                                                                    =================  =================

                   CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Quarter Ended June 30, 2003

Same-Center Net Operating Income
(In thousands)

                                                                            Three Months Ended
                                                                                 June 30,
                                                                    ------------------------------------
                                                                          2003               2002
                                                                    -----------------  -----------------

Company's share of total EBITDA                                     $       112,367    $       99,658
General and administrative expenses                                           6,644             5,466
Management fees and non-property level revenues                              (3,070)           (4,156)
Gain on sale of real estate assets                                           (3,002)           (1,789)
Income taxes                                                                 (1,046)             (391)
                                                                    -----------------  -----------------
Company's share of total net operating income                               111,893            98,788
NOI of non-comparable centers                                               (14,554)           (7,087)
                                                                    -----------------  -----------------
Same center NOI                                                     $        97,339    $        91,701
                                                                    =================  =================

Malls NOI                                                                    80,560             76,494
Associated centers NOI                                                        3,583              4,073
Community centers NOI                                                        10,848             10,189
Other NOI                                                                     2,348                945
                                                                    -----------------  -----------------
Same center NOI                                                     $        97,339    $        91,701
                                                                    =================  =================


Summary of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                              June 30, 2003
                                                                       ------------------------------------------------------------
                                                                              Fixed             Variable
                                                                              Rate                Rate                Total
                                                                       -------------------- ------------------ --------------------
Consolidated debt                                                           $  1,973,945        $   566,969         $  2,540,914
Minority investors' share of consolidated debt                                   (19,857)                 -              (19,857)
Company's share of unconsolidated affiliates' debt                                37,924             44,197               82,121
                                                                       -------------------- ------------------ --------------------
Company's share of consolidated and unconsolidated debt                     $  1,992,012        $   611,166         $  2,603,178
                                                                       ==================== ================== ====================
Weighted average interest rate                                                      7.05%              3.01%                6.10%
                                                                       ==================== ================== ====================

                                                                                              June 30, 2002
                                                                       ------------------------------------------------------------
                                                                              Fixed             Variable
                                                                              Rate                Rate                Total
                                                                       -------------------- ------------------ --------------------
Consolidated debt                                                           $ 1,807,083         $   401,800         $  2,208,883
Minority investors' share of consolidated debt                                  (19,185)             (7,595)             (26,780)
Company's share of unconsolidated affiliates' debt                               86,628              23,665              110,283
                                                                       -------------------- ------------------ --------------------
Company's share of consolidated and unconsolidated debt                     $ 1,874,526         $   417,860         $  2,292,386
                                                                       ==================== ================== ====================
Weighted average interest rate                                                     7.19%               4.50%                6.70%
                                                                       ==================== ================== ====================

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Quarter Ended June 30, 2003


Reconciliation of Shares and Units Outstanding
(In thousands)

                                                                     Three Months Ended                    Six Months Ended
                                                                 Basic             Diluted            Basic             Diluted
                                                            -----------------  ----------------- -----------------  ---------------
June 30, 2003:
Weighted average shares used to compute earnings per share          29,886             31,066            29,806             30,942
Weighted average operating partnership units outstanding            25,682             25,682            25,683             25,683
                                                            -----------------  ----------------- -----------------  ---------------
Weighted average shares used to compute FFO per share               55,568             56,748            55,489             56,625
                                                            =================  ================= =================  ===============

June 30, 2002:
Weighted average shares used to compute earnings per share          29,084             29,943            27,728             28,541
Weighted average operating partnership units outstanding            25,023             25,023            24,858             24,858
                                                            -----------------  ----------------- -----------------  ---------------
Weighted average shares used to compute FFO per share               54,107             54,966            52,586             53,399
                                                            =================  ================= =================  ===============



Properties Under Renovation as of June 30, 2003

Property                Location                          Est. Total Cost        Cost To Date        Completion
                                                           (in millions)        (in millions)           Date
----------------------------------------------------------------------------------------------------------------
Parkdale Mall           Beaumont, TX                          $      15.0          $     17.2            Aug-03
Eastgate Mall           Cincinnati, OH                               12.6                 3.6            Nov-03
St. Clair Square        Fairview Heights, IL                         11.1                10.5            Nov-03
Jefferson Mall          Louisville, KY                                7.1                 7.8            Oct-03
East Towne Mall         Madison, WI                                   7.2                 5.4            Nov-03
West Towne Mall         Madison, WI                                   8.0                 6.6            Nov-03
Other Centers                                                           -                   -
                                                             -------------        -----------
Total                                                        $      61.0          $     51.1
                                                             =============        ===========

                   CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Quarter Ended June 30, 2003

Detail of Roof and Parking Lot Capital Expenditures Year to Date (1) (In thousands):

                                                               Deferred         Renovation
                                                              Maintenance      Expenditures
                                                             --------------   --------------
Other capital expenditures                                      $ 11,151         $ 34,835
Parking lot and parking lot lighting                               1,456            2,864
Roof repairs and replacements                                      1,078            3,072
                                                             --------------   --------------
Other                                                           $ 13,685         $ 40,771
                                                             ==============   ==============

(1) The capital expenditures incur for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the vast majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades for enhancing our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.


Development Schedule for new projects under construction

                                                                                   CBL's
                                                                                  Cost or     Cost
                                                                                 Share of    Spent
                                                                                 ProForma      to        Opening    Initial
Property                                 Location                   GLA            Cost       Date         Date     Yield
---------------------------------------------------------------------------------------------------------------------------
                                                                                    (in millions)
New Mall Development
Coastal Grand*                        Myrtle Beach, SC             902,000         $72.5*   $ 26.0        Mar-04     9%
(50/50 JV)

Associated Center
The Shoppes of Panama City            Panama, FL                    57,000            9.5       0.1       Feb-04

Community Center
----------------
Wilkes-Barre Township Marketplace     Wilkes-Barre Township, PA    281,000           10.6       1.4       May-04     9%
Waterford Commons**, (75/25 JV)       Waterford, CT                348,000           29.4      17.1       Sep-03    10%
                                                                 ---------       --------   -------
Total                                                            1,588,000       $ 164.20   $ 82.90
                                                                 =========       ========   =======

* JV development, initial build out approx. 1 million square feet ** With CBL owning at least 75% and CBL share of pro forma and cost

                   CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Quarter Ended June 30, 2003

Comparable New Leasing and Renewal Leasing Activity for the Quarter and Year to Date Ended June 30, 2003

                                                                 New PSF                          New PSF
                              Square          Prior PSF         Base Rent        % Change        Base Rent        % Change
      Property Type            Feet           Base Rent          Initial          Initial         Average         Average
------------------------------------------------------------------------------------------------------------------------------
Quarter
Stabilized malls             375,000            $  21.53        $  21.34           (0.9)%         $  21.99           2.2%
Associated centers            23,000               15.33           14.12           (7.9)%            14.43          (5.9)%
Community centers            106,000               10.31           10.39            8.8%             10.46           1.5%

Year to Date
Stabilized malls             809,000            $  21.47        $  23.05            7.4%          $  23.68          10.3%
Associated centers            36,000               15.00           14.75           (1.7)%            14.94          (0.4)%

Community centers            194,000               11.14           11.89            6.8%             11.96           7.3%



Comparable Stabilized Mall Leasing Activity For the Quarter and Year to Date Ended June 30, 2003

                                                                 New PSF                           New PSF
                              Square          Prior PSF         Base Rent         % Change        Base Rent        % Change
   Stabilized Malls            Feet           Base Rent          Initial           Initial         Average          Average
------------------------------------------------------------------------------------------------------------------------------
Quarter
New leases                    133,000          $  26.49         $  29.37           10.9%          $  30.73          16.0%
Renewal leases                242,000             18.80            16.92          (10.0)%            17.18          (8.6)%

Year to Date
New leases                    300,000          $  23.53         $  28.09           19.4%          $  29.31          24.6%
Renewal leases                509,000             20.26            20.09           (0.8)%            20.36           0.5%


Total Leasing Activity Compared to Tenants Vacating For the Quarter and Year to Date Ended June 30, 2003
(Comparable & Non-Comparable)

                                                                                  Vacated
                                                 Average                          Average
                              Leased           Base Rent         Vacated         Base Rent
       Property Type          Sq. Ft.              PSF            Sq. Ft.           PSF
------------------------------------------------------------------------------------------
Quarter
Malls                         441,000          $  22.43          129,000         $  26.51
Associated centers             25,000             14.68            6,000            10.73
Community centers             204,000              8.52           47,000            11.63

Year to Date
Malls                         995,000          $  23.66          469,000         $  22.52
Associated centers             53,000             13.75           25,000            10.07
Community centers             408,000              8.77           59,000            12.23

                   CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Quarter Ended June 30, 2003

Average Annual Base Rents Per Square Foot for
Total Portfolio by Property Type

                                                 At June 30,
                                       --------------------------------
                                             2003             2002
                                       ----------------  --------------
Stabilized malls                           $  23.98          $  23.22
Non-stabilized malls                          26.52             21.87
Associated centers                             9.88              9.78
Community centers                              9.39              9.65

Deferred Leasing Costs Capitalized
(in thousands)

                     Q1          Q2        Q3         Q4
                 ---------- ---------- ---------- -----------
       2003        $490        $333       ----       ----
       2002        $45         $466       $710       $370

Debt-To-Total-Market Capitalization Ratio
(In thousands)

                                                                       Shares        Stock Price
                                                                    Outstanding         (1)            Value
                                                                    ---------------------------------------------
Common stock and Operating Partnership units                        55,832             $43.00        $ 2,400,776
9.0 % Series A Cumulative Redeemable Preferred Stock                 2,675             $25.00             66,875
8.75% Series B Cumulative Redeemable Preferred Stock                 2,000             $50.00            100,000
                                                                                                 ----------------
Total market equity                                                                                   2,567,6511
Company's share of total debt                                                                          2,603,178
                                                                                                 ----------------
Total market capitalization                                                                          $ 5,170,829
                                                                                                 ================
Debt-to-total-market capitalization ratio                                                                  50.3%

     (1) Stock price for common stock and operating partnership units equals the closing price of the common stock on June 30, 2003. The stock price for the preferred stock represents the face value of each respective series of preferred stock.

Calculation of Dividend Payout Ratio for the Quarter Ended

                                                   2003             2002
                                               --------------  ---------------

Dividend per share                                  0.655           0.555
FFO per diluted, fully converted share              1.19            1.08
                                               --------------  ---------------
Dividend payout ratio                               55.0%           51.4%
                                               ==============  ===============

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                For the Three Months Ended June 30, 2003 and 2002

                                Summary of Outstanding Debt
                                        June 30, 2003
                                   (Dollars in thousands)

                                            Maturity        Interest       Balance       Fixed         Variable
Property             Location                Date            Rate         6/30/03        Rate            Rate
-------------------------------------------------------------------------------------------------------------------------------
Albemarle, NC         Northwoods Plaza          Jun-12       9.750%          1,020         1,020             -
Asheboro, NC          Randolph Mall             Jul-12       6.500%         15,463        15,463             -
Asheville,  NC        Asheville Mall            Sep-11       6.980%         69,944        69,944             -
Beaumont, TX          Parkdale Mall             Jun-03       2.420%         45,000             -        45,000
Beaumont, TX          Parkdale Crossing         Nov-04       2.675%          8,678             -         8,678
Brookfield, IL        Brookfield Square         May-05       7.498%         72,646        72,646             -
Brownsville, TX       Sunrise Mall  (1)         May-04       4.900%         40,000        40,000             -
Burnsville, MN        Burnsville Center         Aug-10       8.000%         71,522        71,522             -
Cary , NC             Cary Towne Ctr            Mar-09       6.850%         88,814        88,814             -
Charleston, SC        Citadel Mall              May-07       7.390%         32,165        32,165             -
Chattanooga, TN       Hamilton Corner           Aug-11      10.125%          2,608         2,608             -
Chattanooga, TN       Hamilton Place            Mar-07       7.000%         66,320        66,320             -
Chattanooga, TN       Perimeter Place           Jan-08      10.625%          1,004         1,004             -
Chattanooga, TN       CBL Center                Aug-12       6.250%         14,854        14,854             -
Cincinnati, OH        Eastgate Mall             Dec-03       2.813%         41,250             -        41,250
Cincinnati, OH        Eastgate Crossing         Apr-07       6.380%         10,489        10,489             -
Columbia, SC          Columbia Mall             Jun-03       2.480%         33,938             -        33,938
Cortlandt, NY         Cortlandt Towne Center    Aug-08       6.900%         49,353        49,353             -
Dalton, GA            Walnut Square             Feb-08      10.125%            532           532             -
Douglasville, GA      Arbor Place Mall          Jul-12       6.510%         80,272        80,272             -
Douglasville, GA      The Landing At Arbor      Jul-12       6.510%          9,061         9,061             -
Fairview Heights, IL  St. Claire Square         Apr-09       7.000%         69,643        69,643             -
Greensburg PA         Westmoreland Mall         Jan-13       5.050%         84,573        84,573             -
Hattiesburg, MS       Turtle Creek Mall         Mar-06       7.400%         31,408        31,408             -
Henderson, NC         Henderson Square          Apr-14       7.500%          5,554         5,554             -
Highpoint, NC         Oak Hollow Mall           Feb-08       7.310%         46,615        46,615             -
Hudson,  NY           Greenport Towne Ctr       Sep-14       9.000%          3,735         3,735             -
Jackson, TN           Old Hickory Mall          Jul-12       6.510%         35,457        35,457             -
Janesville WI         Janesville Mall           Apr-16       8.375%         14,579        14,579             -
Knoxville, TN         Cedar Bluff Xing          Aug-07      10.625%            817           817             -
Knoxville, TN         Suburban Plaza            Jan-09       7.875%          7,903         7,903             -
Lansing MI            Meridian Mall             Aug-03       2.245%         29,017             -        29,017
Lansing MI Swap rate  Meridian Mall             Aug-03       6.955%         80,000             -        80,000

                                       9

Lexington KY          Fayette Mall              Jul-11       7.000%         96,029        96,029             -
Lexington KY          Fayette Mall Development  Dec-04       2.725%          8,550             -         8,550
Louisville, KY        Jefferson Mall            Jul-12       6.510%         44,716        44,716             -
Louisville KY         Springhurst Towne Center  Aug-18       6.650%         20,686        20,686             -
Madison, WI           East Towne Mall           Jan-07       8.010%         28,185        28,185             -
Madison, WI           West Towne Mall           Jan-07       8.010%         43,575        43,575             -
Meridian, MS          Bonita Lakes Mall         Oct-09       6.820%         27,496        27,496             -

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                For the Three Months Ended June 30, 2003 and 2002

                                Summary of Outstanding Debt
                                        June 30, 2003
                                   (Dollars in thousands)

                                            Maturity        Interest       Balance             Balance
Property             Location                Date            Rate         6/30/03       Fixed          Floating
-------------------------------------------------------------------------------------------------------------------------------
Meridian, MS          Bonita Lakes Crossing     Oct-09       6.820%          8,615         8,615             -
Midland, MI           Midland Mall              Jun-03       2.620%         35,000             -        35,000
Morristown, TN        College Square            Sep-13       6.750%         12,738        12,738             -
N Charleston, SC      Northwoods Mall           Jul-12       6.510%         64,020        64,020             -
Nashua, NH            Willow Springs Plaza      Aug-07       9.750%          3,189         3,189             -
Nashville, TN         Coolsprings Galleria      Sep-10       8.290%         61,114        61,114             -
Nashville, TN         Hickory Hollow Mall       Aug-08       6.770%         90,267        90,267             -
Nashville, TN         Courtyard At Hickory      Aug-08       6.770%          4,202         4,202             -
Nashville, TN         Rivergate Mall            Aug-08       6.770%         72,953        72,953             -
Nashville, TN         Village At Rivergate      Aug-08       6.770%          3,446         3,446             -
North Haven, CT       North Haven Xing          Oct-08       9.550%          5,166         5,166             -
Panama City, FL       Panama City Mall          Aug-12       7.300%         40,336        40,336             -
Portland, ME          Bj'S Plaza                Dec-11      10.400%          2,679         2,679             -
Racine, WI            Regency Mall              Jul-12       6.510%         35,063        35,063             -
Rockford, IL          Cherryvale Mall           Jul-06       7.375%         46,352        46,352             -
Saginaw, MI           Fashion Square            Jul-12       6.510%         61,460        61,460             -
Spartanburg, SC       Westgate Mall             Jul-12       6.500%         55,549        55,549             -
Spartanburg, SC       Westgate Crossing         Jul-10       8.420%          9,698         9,698             -
St Augustine FL       Cobblestone Village       Jun-05       2.938%         24,288             -        24,288
Stroud, PA            Stroud Mall               Dec-10       8.420%         31,935        31,935             -
Uvalde, TX            Uvalde Plaza              Feb-08      10.625%            487           487             -
Wausau, WI            Wausau Center             Dec-10       6.700%         13,780        13,780             -
Winston-Salem, NC     Hanes Mall                Jul-08       7.310%        112,775       112,775             -
York, PA              York Galleria             Dec-10       8.340%         51,077        51,077             -
                                                                        ----------    -----------  ------------
SUBTOTAL                                                                 2,279,666     1,973,946       305,721

Weighted average interest rate
CONSTRUCTION LOANS
Waterford, CT         Waterford Commons         Jun-04       2.710%         16,248             -        16,248
                                                                        ----------    -----------  ------------
SUBTOTAL                                                                    16,248             -        16,248


LINES OF CREDIT                                                            245,000             -       245,000
Weighted average interest rate                                              2.1482%
                                                                        ----------    -----------  ------------

TOTAL BALANCE SHEET                                                      2,540,914     1,973,946       566,969
Weighted average interest rate                                                6.13%         7.02%         3.02%

Plus CBL Share Of Unconsolidated Affiliates
Clarksville, TN       Governors Square          Sep-16       8.230%         15,746        15,746             -
Del Rio, TX           Plaza Del Sol             Nov-02       9.150%          2,085         2,085             -
Ft Smith, AR          Massard Crossing          Feb-12       7.540%            593           593             -
Houston, TX           Willowbrook Plaza         Feb-12       7.540%          3,035         3,035             -
Huntsville, AL        Parkway Place             Dec-03       2.938%         29,235             -        29,235
Myrtle Beach, SC      Coastal Grand             May-06       2.930%         14,962             -        14,962
Paducah, KY           Kentucky Oaks             Jun-07       9.000%         16,261        16,261             -
Vicksburg, MS         Pemberton Plaza           Feb-12       7.540%            203           203             -
                                                                        ----------    -----------  ------------

TOTAL                                                                       82,121        37,924        44,197

Less Minority                             Minority
Interest                                  Interest

Chattanooga, TN       CBL Center            8.0000%          6.2500%        (1,188)       (1,188)            -
Chattanooga, TN       Hamilton Corner      10.0000%         10.1250%          (261)         (261)            -
Chattanooga, TN       Hamilton Place       10.0000%          7.0000%        (6,632)       (6,632)            -
Highpoint, NC         Oak Hollow Mall      25.0000%          7.3100%       (11,654)      (11,654)            -
Uvalde, TX            Uvalde Plaza         25.0000%         10.6250%          (122)         (122)
Waterford, CT         Waterford Commons    25.0000%          3.0700%             -             -             -
                                                                        ----------    -----------  ------------

                                                                           (19,857)      (19,857)            -

TOTAL OBLIGATIONS                                                      $ 2,603,178   $ 1,992,013     $ 611,166
Weighted average interest rate                                                6.10%         7.05%         3.01%

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                For the Three Months Ended June 30, 2003 and 2002

                                Summary of Outstanding Debt
                                        June 30, 2003
                                   (Dollars in thousands)

                                            Maturity        Interest       Balance             Balance
Property             Location                Date            Rate         6/30/03       Fixed          Floating
-------------------------------------------------------------------------------------------------------------------------------
Total Debt of Unconsolidated Affiliates

Clarksville, TN       Governors Square      Sep-16           8.230%         33,149        33,149             -
Del Rio, TX           Plaza Del Sol         Aug-10           9.150%          4,170         4,170             -
Ft Smith, AR          Massard Crossing      Feb-12           7.540%          5,932         5,932             -
Houston, TX           Willowbrook Plaza     Feb-12           7.540%         30,354        30,354             -
Huntsville, AL        Parkway Place         Dec-03           2.938%         58,470             -        58,470
Paducah, KY           Kentucky Oaks         Jun-07           9.000%         32,523        32,523             -
Vicksburg, MS         Pemberton Plaza       Feb-12           7.540%          2,027         2,027             -
                                                                       -----------   -----------  ------------

TOTAL                                                                   $  166,626     $ 108,155      $ 58,470
Weighted average interest rate                                              6.3875%       8.2526%       2.9375%

 (1)  The Brownsville, TX loan is fixed below LIBOR of 1.9% and floating between LIBOR of 1.9% and 2.5%

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